--------------------------------------------------------------------------------

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 26, 2002

                               PRIME RETAIL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                        0-23616               38-2559212
-------------------------------      --------------------    -------------------
(State or other jurisdiction of      (Commission File No.)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



               100 East Pratt Street
               Nineteenth Floor
               Baltimore, Maryland                                21202
-----------------------------------------------            ---------------------
   (Address of principal executive offices)                     (Zip Code)


                                 (410) 234-0782
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                    No Change
--------------------------------------------------------------------------------
   (Former name, former address, or former fiscal year, if changed since last report)




--------------------------------------------------------------------------------

                               PRIME RETAIL, INC.


ITEM 2:  Acquisition or Disposition of Assets

On July 26, 2002, we completed the sale of six outlet centers for aggregate consideration of approximately $118.7 million to wholly-owned affiliates of PFP Venture LLC, a joint venture (the "PFP Venture") (i) 29.8% owned by PWG Prime Holdings LLC ("PWG") and (ii) 70.2% owned by FP Investment LLC ("FP"). FP is a joint venture between FRIT PRT Bridge Acquisition LLC ("FRIT"), a Delaware limited liability company, and us. Through FP, FRIT and us indirectly have ownership interests of 50.4% and 19.8%, respectively, in the PFP Venture.

The six outlet centers (collectively, the "Bridge Loan Properties") that were sold are located in Anderson, California; Calhoun, Georgia; Gaffney, South Carolina; Latham, New York; Lee, Massachusetts and Lodi, Ohio and contain an aggregate of approximately 1,304,000 square feet of gross leasable area. Under the terms of the transaction, for a five-year period we will continue to manage, market and lease the Bridge Loan Properties for a fee on behalf of the PFP Venture.

Reference is made to (i) the real estate sale agreement related to the Bridge Loan Properties attached hereto as Exhibit 10.1, and the first and second amendments to the real estate sale agreement which are attached hereto as
Exhibit 10.2 and Exhibit 10.3, respectively, and, in each case, is incorporated by reference herein and (ii) the Press Release dated July 31, 2002 attached hereto as Exhibit 99.1 and incorporated by reference herein.

Pro forma financial information, pursuant to the requirements of Article 11 of Regulation S-X, are included in this Current Report on Form 8-K under Item 7, "Financial Statements and Exhibits."


ITEM 7:  Financial Statements and Exhibits

The following unaudited pro forma financial information and exhibits are filed as part of this report:

B.       Unaudited pro forma financial information.
                                                                           PAGE
         Pro Forma Consolidated Balance Sheet as of March 31, 2002           3
         Pro Forma Consolidated Statement of Operations for the
           Three Months Ended March 31, 2002                                 4
         Pro Forma Consolidated Statement of Operations for the
           Year Ended December 31, 2001                                      5
         Notes to Pro Forma Consolidated Financial Statements                6

                      Pro Forma Consolidated Balance Sheet

                               Prime Retail, Inc.

                              As of March 31, 2002

                                 (in thousands)

                                   (Unaudited)


                                                                              Pro Forma Adjustments
                                                    ------------------------------------------------------------------
                                                     Sale of      Sale of      Sale of          Sale of
                                          Prime     Bridge Loan  Edinburgh   Bellport Outlet    Western                    Prime
                                         Retail,     Properties    Center       Center          Plaza      Financings   Retail, Inc.
                                         Inc.[G]      [A], [H]    [D], [H]     [E], [H]        [F], [H]      & Other      Pro Forma
                                     ------------   -----------  ----------- --------------  -----------  ------------  -----------
Assets
Investment in rental property,
     net                             $ 1,053,981    $ (126,838)                                $ (7,370)                 $  919,773
Cash and cash equivalents                  6,090          (149)   $    (306)                          6    $ 17,523 [I]       5,641
                                                                                                            (17,523)[J]
Restricted cash                           33,936        (3,076)        (597)                     (1,161)                     29,102
Accounts receivable, net                   2,492          (950)          12                         (96)                      1,458
Deferred charges, net                      9,350          (291)                                    (305)                      8,754
Assets held for sale                      26,709                    (26,709)
Investment in partnerships                27,667                                 $ (1,471)                    6,762 [J]      32,958
Other assets                               3,263           (42)          (4)                                                  3,217
                                     -----------    ----------    ---------      --------      --------    --------      ----------
        Total assets                 $ 1,163,488    $ (131,346)   $ (27,604)     $ (1,471)     $ (8,926)   $  6,762      $1,000,903
                                     ===========    ==========    =========      ========      ========    ========      ==========

Liabilities and Shareholders'
     Equity
Bonds payable                        $    31,975                                               $ (7,000)                 $   24,975
Notes payable                            834,356    $ (111,225)   $ (16,317)                     (2,972)   $(10,341)[J]     693,501
Accrued interest                           8,118          (834)        (112)                       (183)                      6,989
Real estate taxes payable                  5,770          (810)        (287)                        (52)                      4,621
Accounts payable and other
     liabilities                          23,661        (2,421)        (382)                       (359)       (420)[J]      20,079
                                     -----------    ----------    ---------      --------      --------    --------      ----------
        Total liabilities                903,880      (115,290)     (17,098)                    (10,566)    (10,761)        750,165

Minority interests                         1,487                                                                              1,487

Shareholders' equity:
    Series A  preferred stock                 23                                                                                 23
    Series B preferred stock                  78                                                                                 78
    Common stock                             436                                                                                436
    Additional paid-in capital           709,373                                                                            709,373
    Partners' capital                                  (16,056)     (10,506)     $ (1,471)        1,640      26,393 [K]
    Distributions in excess of
         earnings                       (451,789)                                                            (8,870)[L]    (460,659)
                                     -----------    ----------    ---------      --------      --------    --------      ----------
        Total shareholders'
             equity                      258,121       (16,056)     (10,506)       (1,471)        1,640      17,523         249,251
                                     -----------    ----------    ---------      --------      --------    --------      ----------
        Total liabilities and
             shareholders' equity    $ 1,163,488    $ (131,346)   $ (27,604)     $ (1,471)     $ (8,926)   $  6,762      $1,000,903
                                     ===========    ==========    =========      ========      ========    ========      ==========
====================================================================================================================================

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                 Pro Forma Consolidated Statement of Operations

                               Prime Retail, Inc.

                    For the Three Months Ended March 31, 2002

              (Amounts in thousands, except per share information)

                                   (Unaudited)


                                                                             Pro Forma Adjustments
                                               --------------------------------------------------------------------------
                                                                                         Sale of
                                                 Sale of        Sale of     Sale of      Bellport    Sale of                  Prime
                                  Prime        Bridge Loan    Hagerstown   Edinburgh      Outlet     Western                 Retail,
                                  Retail,      Properties       Center       Center       Center      Plaza    Financings      Inc.
                                 Inc. [M]       [A], [N]       [C], [N]     [D], [N]     [E], [N]   [F], [N]   and Other   Pro Forma
                              -------------    ------------  ------------  ----------   ----------  --------   ----------  ---------
Revenues
Base rents                         $ 31,198      $ (3,738)     $ (202)      $  (884)                $ (286)                $ 26,088
Percentage rents                      1,660          (167)       (114)          (81)                    (9)                   1,289
Tenant reimbursements                14,734        (1,808)        (76)         (389)                   (86)                  12,375
Interest and other                    3,058          (460)       (129)          (29)      $ (218)       (6)        761 [O]    2,977
                                   --------      --------      ------       -------       ------    ------     -------     --------
  Total revenues                     50,650        (6,173)       (521)       (1,383)        (218)     (387)        761       42,729
Expenses
Property operating                   12,405        (1,501)        (37)         (291)                   (81)                  10,495
Real estate taxes                     4,639          (611)        (33)          (59)                   (52)                   3,884
Depreciation and amortization        12,223        (1,637)                     (346)                   (60)                  10,180
General and administrative            3,419                                                                                   3,419
Interest                             20,661        (3,624)        (57)         (378)                  (277)       (433)[P]   15,892
Other charges                         2,792          (393)         (8)          (61)                     3                    2,333
                                   --------      --------      ------       -------       ------    ------     -------     --------
  Total expenses                     56,139        (7,766)       (135)       (1,135)                  (467)       (433)      46,203
                                   --------      --------      ------       -------       ------    ------     -------     --------
Loss before gain on sale of
     real estate                     (5,489)        1,593        (386)         (248)        (218)       80       1,194       (3,474)
Gain on sale of real estate, net      7,170                   (16,795)        9,625
                                   --------      --------      ------       -------       ------    ------     -------     --------
Income (loss) from continuing
     operations                       1,681         1,593     (17,181)        9,377         (218)       80       1,194       (3,474)
Income allocated to preferred
     shareholders                    (5,668)                                                                                 (5,668)
                                   --------      --------      ------       -------       ------    ------     -------     --------
Net loss applicable to common
     shares                        $ (3,987)      $ 1,593     (17,181)      $ 9,377      $  (218)   $   80     $ 1,194     $ (9,142)
                                   ========      ========     =======       =======      =======    ======     =======     ========

Basic and diluted loss per share   $  (0.09)                                                                               $  (0.21)
                                   ========                                                                                ========
Weighted average common shares
     outstanding                     43,578                                                                                  43,578
                                   ========                                                                                ========
====================================================================================================================================

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                 Pro Forma Consolidated Statement of Operations

                               Prime Retail, Inc.

                      For the Year Ended December 31, 2001

              (Amounts in thousands, except per share information)

                                   (Unaudited)


                                                                            Pro Forma Adjustments
                                         --------------------------------------------------------------------------------
                                                    Foreclosure                           Sale of
                                           Sale of     Sale of     Sale of     Sale of    Bellport    Sale of                Prime
                               Prime     Bridge Loan   Conroe    Hagerstown   Edinburgh    Outlet     Western                Retail,
                               Retail,   Properties    Center      Center       Center     Center      Plaza   Financings     Inc.
                              Inc. [M]    [A], [N]    [B], [N]    [C], [N]    [D], [N]    [E], [N]   [F], [N]   and Other  Pro Forma
                             ----------  -----------  ---------- ----------- ----------- --------- ----------- ---------- ----------
Revenues
Base rents                    $ 141,116   $ (15,577)  $ (2,607)   $ (7,422)    $ (3,475)             $ (1,052)            $ 110,983
Percentage rents                  4,220        (313)       (45)       (296)        (132)                  (27)                3,407
Tenant reimbursements            67,323      (8,120)    (1,474)     (3,377)      (1,483)                 (406)               52,463
Interest and other               13,421      (1,616)      (223)       (745)         (67)   $ (661)        (55)  $ 2,502 [O]  12,556
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
  Total revenues                226,080     (25,626)    (4,349)    (11,840)      (5,157)     (661)     (1,540)    2,502     179,409
Expenses
Property operating               54,451      (6,485)    (1,190)     (2,211)      (1,218)                 (330)               43,017
Real estate taxes                19,283      (2,468)      (583)     (1,099)        (200)                 (205)               14,728
Depreciation and
     amortization                56,918      (7,426)      (905)     (2,825)      (1,502)                 (331)               43,929
General and administrative       14,290                                                                                      14,290
Interest                         92,859     (14,567)    (1,110)     (3,436)      (1,308)                 (791)   (3,239)[P]  68,408
Other charges                    22,646      (1,688)      (270)       (252)        (210)                 (248)               19,978
Provision for asset
     impairment                  63,026                                                                                      63,026
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
  Total expenses                323,473     (32,634)    (4,058)     (9,823)      (4,438)               (1,905)   (3,239)    267,367
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
Loss before loss on sale
     of real estate and
     minority interests         (97,393)      7,008       (291)     (2,017)        (719)     (661)        365     5,741     (87,967)
Loss on sale of real estate      (1,063)                                                                                     (1,063)
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
Loss before minority
     interests                  (98,456)      7,008       (291)     (2,017)        (719)                  365               (89,030)
Loss allocated to minority
     interests                      408                                                                                         408
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
Loss from continuing
     operations                 (98,048)      7,008       (291)     (2,017)        (719)     (661)        365     5,741     (87,559)
Income allocated to
     preferred shareholders     (22,672)                                                                                    (22,672)
                              ---------   ---------   --------    --------     --------    ------    --------   -------   ---------
Net loss applicable to
     common shares            $(120,720)  $   7,008   $   (291)   $ (2,017)    $   (719)   $ (661)   $    365   $ 5,741   $(110,231)
                              =========   =========   ========    ========     ========    ======    ========   =======   =========

Basic and diluted loss
     per share                $   (2.77)                                                                                  $   (2.53)
                              =========                                                                                   =========

Weighted average common
     shares outstanding          43,578                                                                                      43,578
                              =========                                                                                   =========
====================================================================================================================================

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



Basis of Presentation:

The unaudited pro forma consolidated financial statements contained herein are based on the unaudited historical consolidated financial statements of Prime Retail, Inc. after giving effect to (i) the sale of six outlet centers (collectively, the "Bridge Loan Properties") on July 26, 2002, (ii) the disposition of other properties during 2002 and (iii) certain adjustments as described in the notes below. Unless the context otherwise requires, all references to "we," "us," "our," or the "Company" herein mean Prime Retail, Inc. and those entities owned or controlled by Prime Retail, Inc.

[A] On July 26, 2002, we completed the sale of six outlet centers for aggregate consideration of $118,650 to wholly-owned affiliates of PFP Venture LLC, a joint venture (the "PFP Venture") (i) 29.8% owned by PWG Prime Holdings LLC ("PWG") and (ii) 70.2% owned by FP Investment LLC ("FP"). FP is a joint venture between FRIT PRT Bridge Acquisition LLC ("FRIT"), a Delaware limited liability company, and us. Through FP, FRIT and us indirectly have ownership interests of 50.4% and 19.8%, respectively, in the PFP Venture.

         The six outlet centers (collectively, the "Bridge Loan Properties") that were sold are located in Anderson, California; Calhoun, Georgia; Gaffney, South Carolina; Latham, New York; Lee, Massachusetts and Lodi, Ohio and contain an aggregate of approximately 1,304,000 square feet of gross leasable area ("GLA"). Under the terms of the transaction, for a five-year period we will continue to manage, market and lease the Bridge Loan Properties for a fee on behalf of the PFP Venture.

         Commencing on the date of sale, we will account for our ownership interest in the Bridge Loan Properties in accordance with the equity method of accounting. During the second quarter of 2002, we expect to record a non-recurring loss on disposition of $10,289 related to the write-down of the carrying value of the Bridge Loan Properties to their net realizable value based on the terms of the sale agreement.

[B] Effective January 1, 2002, New York Life Investment LLC ("New York Life") foreclosed on Prime Outlets at Conroe (the "Conroe Center") and its related assets and liabilities, including $554 of cash and $15,467 of principal outstanding under a non-recourse mortgage loan, were transferred from our subsidiary that owned the Conroe Center to New York Life. No gain or loss was recorded in connection with the foreclosure action. The foreclosure of the Conroe Center did not have a material impact on our results of operations or financial condition because during 2001 all excess cash flow from the operations of the Conroe Center was utilized for debt service on its non-recourse mortgage loan.

         Our historical unaudited consolidated balance sheet as of March 31, 2002 already reflects the January 1, 2002 foreclosure sale of the Conroe Center and our historical unaudited consolidated statements of operations include the operating results of the Conroe Center through the date of disposition.

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



[C] On January 11, 2002, we completed the sale of Prime Outlets at Hagerstown (the "Hagerstown Center"), an outlet center located in Hagerstown, Maryland consisting of approximately 487,000 square feet of GLA, for $80,500 to an existing joint venture partnership (the "Prime/Estein Venture") between one of our affiliates and an affiliate of Estein & Associates USA, Ltd. ("Estein"), a real estate investment company. Estein and we have 70% and 30% ownership interests, respectively, in the Prime/Estein Venture. In connection with the sale transaction, the Prime/Estein Venture assumed first mortgage indebtedness of $46,862 on the Hagerstown Center (the "Assumed Mortgage Indebtedness"); however, our guarantee of the Assumed Mortgage Indebtedness remains in place.

         The net cash proceeds from the sale, including the release of certain funds held in escrow, were $12,113 after (i) a pay-down of $11,052 of mortgage indebtedness on the Hagerstown Center and (ii) closing costs. The net proceeds from this sale were used to prepay $11,647 of principal outstanding under our mezzanine loan (the "Mezzanine Loan").

         In connection with the sale of the Hagerstown Center, we recorded a non-recurring gain on disposition of $16,795 in our historical operating results during the first quarter of 2002. Our historical unaudited consolidated balance sheet as of March 31, 2002 already reflects the January 11, 2002 sale of the Hagerstown Center. Additionally, our historical unaudited consolidated statements of operations include the operating results of the Hagerstown Center through the date of disposition. Effective on the date of disposition, we have accounted for our 30% ownership interest in the Hagerstown Center in accordance with the equity method of accounting.

         We are obligated to refinance the Assumed Mortgage Indebtedness on behalf of the Prime/Estein Venture on or before June 1, 2004, the date on which such indebtedness matures. Additionally, the Prime/Estein Venture's cost of the Assumed Mortgage Indebtedness and any refinancing of it are fixed at an annual rate of 7.75% for a period of 10 years. If the actual cost of such indebtedness should exceed 7.75% at any time during the ten-year period, we will be obligated to pay the difference to the Prime/Estein Venture. However, if the actual cost of such indebtedness is less than 7.75% at any time during the ten-year period, the Prime/Estein Venture will be obligated to pay the difference to us. The actual cost of the Assumed Mortgage Indebtedness is currently 30-day LIBOR plus 1.50%. The weighted-average interest rate of the Assumed Mortgage Indebtedness was approximately 3.62% and 5.83%, respectively, during the three months ended March 31, 2002 and the year ended December 31, 2001.

[D] On April 1, 2002, we completed the sale of Prime Outlets at Edinburgh (the "Edinburgh Center"), an outlet center located in Edinburgh, Indiana consisting of approximately 305,000 square feet of GLA. The Edinburgh Center was sold to CPG Partners, L.P. for cash consideration of $27,000. The net cash proceeds from the sale were $9,551, after (i) repayment in full of $16,317 of existing first mortgage indebtedness on the Edinburgh Center and (ii) closing costs and fees. We used these net proceeds to make a mandatory principal payment of $9,178 on the Mezzanine Loan.

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



         During the first quarter of 2002, we recorded a non-recurring loss on disposition of $9,625 in our historical operating results related to the write-down of the carrying value of the Edinburgh Center to its net realizable value based on the terms of the sales agreement. Effective March 31, 2002, the aggregate carrying value of the Edinburgh Center of $26,709 was reclassified to assets held for sale in our historical unaudited consolidated balance sheet.

[E] On April 19, 2002, we completed the sale of Phases II and III of Bellport Outlet Center (the "Bellport Outlet Center"), an outlet center located in Bellport, New York consisting of approximately 197,000 square feet of GLA. We had a 51% ownership interest in the joint venture partnership that owned the Bellport Outlet Center. The Bellport Outlet Center was sold to Sunrise Station, L.L.C., an affiliate of one of our joint venture partners, for cash consideration of $6,500. At closing, recourse first mortgage indebtedness of $5,500, which was scheduled to mature on May 1, 2002, was repaid in full. To date we have received $522 of cash proceeds from the sale, which were used to make a mandatory principal payment of $502 on the Mezzanine Loan.

         Prior to the sale, we accounted for our ownership interest in the Bellport Outlet Center in accordance with the equity method of accounting. As of March 31, 2002, the carrying value of our investment in the Bellport Outlet Center was $1,471, which is classified as investments in unconsolidated partnerships in the historical unaudited consolidated balance sheet. In connection with the sale of the Bellport Outlet Center, we expect to incur a non-recurring loss on the sale of real estate of approximately $703 in our historical operating results during the second quarter of 2002.

[F] On June 17, 2002, we completed the sale of the Shops at Western Plaza ("Western Plaza"), a community center located in Knoxville, Tennessee, consisting of approximately 205,000 square feet of GLA. Western Plaza was sold to WP General Partnership for cash consideration of $9,500. The net cash proceeds from the sale were $688, after (i) repayment of $9,467 (of which $2,467 was scheduled to mature on October 31, 2002) of existing recourse mortgage indebtedness on Western Plaza, (ii) payment of closing costs and fees and (iii) release of certain escrowed funds. We used these net proceeds to make a mandatory principal payment of $661 on our Mezzanine Loan.

         In connection with the sale of Western Plaza, we expect to record a non-recurring gain on disposition of $2,122 in our historical operating results during the second quarter of 2002.

[G] Represents our historical unaudited consolidated balance sheet as of March 31, 2002.

[H] Represents the elimination of the historical unaudited balance sheets of the indicated property as of March 31, 2002. Our historical unaudited consolidated balance sheet as of March 31, 2002 already reflects (i) the foreclosure sale of the Conroe Center on January 1, 2002 (see Note [B]) and (ii) the sale of a 70% ownership interest in the Hagerstown Center on January 11, 2002, including application of the net cash proceeds to pay down our Mezzanine Loan (see Note [C]).

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



[I] Represents our aggregate net cash proceeds from the disposition of properties after March 31, 2002 consisting of the following:

                  Bridge Loan Properties (Note [A])                    $ 6,762
                  Edinburgh Center (Note [D])                            9,551
                  Bellport Outlet Center (Note [E])                        522
                  Western Plaza (Note [F])                                 688
                                                                       -------
                    Total                                              $17,523
                                                                       =======

[J] Represents the application of the net cash proceeds from the disposition of properties subsequent to March 31, 20002 (see Note [I]) to (i) make mandatory principal payments on our Mezzanine Loan aggregating $10,341, (ii) make a $6,762 contribution to FP which was used to purchase an ownership interest in PFP Venture and (iii) pay other costs and fees of $420.

[K] Reflects the reversal of the elimination of the historical partners' capital (see Note [E]) as of March 31, 2002 consisting of the following properties disposed subsequent to March 31, 2002:

                  Bridge Loan Properties (Note [A])                   $ 16,056
                  Edinburgh Center (Note [D])                           10,506
                  Bellport Outlet Center (Note [E])                      1,471
                  Western Plaza (Note [F])                              (1,640)
                                                                      --------
                    Total                                             $ 26,393
                                                                      ========

[L] In connection with the disposition of properties (except for the Edinburgh Center) subsequent to March 31, 2002, we expect to incur a non-recurring loss on disposition of approximately $8,870 in our historical operating results during the three months ended June 30, 2002. Our historical operating results for the three months ended March 31, 2002 reflect a non-recurring gain of $16,795 and a non-recurring loss of $9,625 related to the dispositions of the Hagerstown Center (see Note [C]) and the Edinburgh Center (see Note [D]), respectively. The non-recurring loss on disposition of $8,870 is comprised of the following:

                  Bridge Loan Properties (Note [A])                   $(10,289)
                  Bellport Outlet Center (Note [E])                       (703)
                  Western Plaza (Note [F])                               2,122
                                                                      --------
                    Total                                             $ (8,870)
                                                                      ========

[M]      Represents   our   historical   unaudited   consolidated  statement  of
         operations for the period indicated.

[N] Represents the elimination of the historical operating results of the indicated property through its date of disposition. Our historical unaudited consolidated statement of operations for the three months ended March 31, 2002 already reflects the impact of (i) the foreclosure sale of the Conroe Center on January 1, 2002 (see Note [B]) and (ii) the sale of the Hagerstown Center on January 11, 2002 (see Note [C]).

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



[O]      Increase reflects the following:

                                                                               Three Months Ended               Year Ended
                  Interest and Other Income                                     March 31, 2002              December 31, 2001
                                                                             -----------------------     ------------------------

                  Management fee income (i)                                           $197                        $1,144
                  Equity earnings in investment partnership (ii)                       510                           457
                  Interest subsidy income (iii)                                         54                           901
                                                                                      ----                        ------
                    Total                                                             $761                        $2,502
                                                                                      ====                        ======

          Notes:
          (i) We are entitled to receive fees equivalent to 4% and 3.5% (as to the latter, annual maximum of $700 subject to certain conditions) of rental revenues collected in exchange for providing management services to the Hagerstown Center and the Bridge Loan Properties, respectively. These pro forma adjustments reflect what our management fees for these properties would have been if the dispositions had occurred at the beginning of the period indicated and are based on estimated rental revenues collected for these properties during the periods indicated.
          (ii) Commencing on their respective dates of disposition, we account for our ownership interests in the joint venture partnerships that own the Hagerstown Center and the Bridge Loan Properties in accordance with the equity method of accounting. These pro forma adjustments reflect what our equity earnings in these properties would have been if the dispositions had occurred at the beginning of the period indicated.
          (iii) We have guaranteed a 7.75% interest rate on the $46,862 of mortgage indebtedness assumed by the Prime/Estein Venture in connection with the January 11, 2002 sale of the Hagerstown Center (see Note [C]). In connection with such guarantee we are obligated to pay the difference if the actual interest rate exceeds 7.75% or entitled to receive the difference if the actual interest rate is less than 7.75%. These pro forma adjustments represent the interest subsidy income we would have received if the disposition of the Hagerstown Center had occurred at the beginning of the period presented.

[P] Decrease reflects the pro forma interest expense savings resulting from the repayment of our Mezzanine Loan with certain of the net cash proceeds from the disposition of assets, assuming all dispositions had occurred at the beginning of the period indicated.

         For the three months ended March 31, 2002, the interest expense savings was calculated as follows:

                  Principal repayments on Mezzanine
                    Loan (Note [J])                                   $10,341
                  Weighted average interest rate                        14.75%
                                                                      -------
                    Annual interest savings                           $ 1,525
                  Multiply by                                              25%
                                                                      -------
                    Interest savings                                  $   381
                  Add: Hagerstown Center interest savings (i)              52
                                                                      -------
                    Total interest savings                            $   433
                                                                      =======

         Notes to Unaudited Pro Forma Consolidated Financial Statements

                               Prime Retail, Inc.

                                 (in thousands)



         For the year ended December 31, 2001, the interest expense savings was calculated as follows:

                  Principal repayments on Mezzanine Loan (ii)         $21,988
                  Weighted average interest  rate                       14.73%
                                                                      -------
                    Interest savings                                  $ 3,293
                                                                      -------

          Notes:
          (i) Represents interest savings assuming the Mezzanine Loan repayment of $11,647 made on January 11, 2002 with net proceeds from the sale of the Hagerstown Center had (see Note [C]) occurred on January 1, 2002.
          (ii) Includes $10,341 of principal repayments on the Mezzanine Loan made with net proceeds from the disposition of assets subsequent to March 31, 2002 (see Note [J]) and a $11,647 principal repayment on the Mezzanine Loan made on January 11, 2002 with the net proceeds from the sale of the Hagerstown Center (see Note [C]).

                               PRIME RETAIL, INC.


C.   Exhibits

     10.1      Real Estate Sale Agreement, dated January 9, 2002, by and between
               (i) Shasta Outlet Center Limited Partnership, The Prime Outlets at Calhoun Limited Partnership, Carolina Factory Shops Limited Partnership, Latham Factory Stores Limited Partnership, The Prime Outlets at Lee Limited Partnership, Prime Lee Development Limited Partnership and Buckeye Factory Shops Limited Partnership, collectively, as sellers and (ii) PWG Capital, LLC, as purchaser.

     10.2      First  Amendment  to  Real  Estate Sale Agreement dated March 27,
               2002.

     10.3      Second  Amendment  to  Real  Estate Sale Agreement dated April 5,
               2002.

     99.1 Press Release issued by the Company on July 31, 2002 regarding completion of sale of six outlet centers on July 26, 2002.

     99.2      Certification  of Chief Executive  Officer  pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.3      Certification  of  Chief  Financial Officer pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                               PRIME RETAIL, INC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIME RETAIL, INC.
                                      ---------------------
                                      (Registrant)


Date: August 8, 2002                  By: /s/ Robert A. Brvenik
                                      --------------------------------
                                      Name: Robert A. Brvenik
                                      Title: Executive Vice President,
                                      Chief Financial Officer and Treasurer

                               PRIME RETAIL, INC.

                                INDEX TO EXHIBITS


     Number       Description

     10.1 Real Estate Sale Agreement, dated January 9, 2002, by and between (i) Shasta Outlet Center Limited Partnership, The Prime Outlets at Calhoun Limited Partnership, Carolina Factory Shops Limited Partnership, Latham Factory Stores Limited Partnership, The Prime Outlets at Lee Limited Partnership, Prime Lee Development Limited Partnership and Buckeye Factory Shops Limited Partnership, collectively, as sellers and (ii) PWG Capital, LLC, as purchaser.

     10.2         First  Amendment to Real Estate Sale Agreement dated March 27,
                  2002.

     10.3         Second  Amendment to Real Estate Sale Agreement dated April 5,
                  2002.

     99.1 Press Release issued by the Company on July 31, 2002 regarding completion of sale of six outlet centers.

     99.2         Certification of Chief Executive Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.3         Certification of Chief Financial Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.